UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 24, 2024

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14 th Street
Denver, Colorado	80202-2994
(Address of principal executive offices)	(Zip Code)
(720)
888-1000
(Registrant’s telephone number, including area code)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Qwest Corporation	6.5% Notes due 2056	CTBB	New York Stock Exchange
Qwest Corporation	6.75% Notes due 2057	CTDD	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On September 3, 2024, Lumen Technologies, Inc. (the “Company” or “Lumen”) announced that the Company and its indirect, wholly-owned subsidiary, Level 3 Financing, Inc. (“Level 3” and together with Lumen, the “Issuers” and each, an “Issuer”), had each commenced a series of exchange offers for certain of their outstanding unsecured notes (the “Exchange Offers”).
As previously announced, the Company has offered to exchange its outstanding (i) 5.125% senior notes due 2026 for its newly-issued 10.000% secured notes due 2032 (the “New Lumen Notes”) and certain cash consideration, as applicable, (ii) 4.000% senior secured notes due 2027 (unsecured) for New Lumen Notes, (iii) 6.875% debentures, series G, due 2028 for New Lumen Notes, and (iv) 4.500% senior notes due 2029 (such existing notes, together with the 5.125% senior notes due 2026, 4.000% senior secured notes due 2027 (unsecured) and 6.875% debentures, series G, due 2028, the “Subject Lumen Notes”) for New Lumen Notes, subject to the terms and conditions specified in the Company’s private offering memorandum, dated September 3, 2024 (the “Lumen Offering Memorandum”).
As previously announced, Level 3 has offered to exchange its outstanding (i) 3.400% senior secured notes due 2027 (unsecured) for its newly-issued 10.000% second lien notes due 2032 (the “New Level 3 Notes” and, together with the New Lumen Notes, the “New Notes”), (ii) 4.625% senior notes due 2027 for New Level 3 Notes, and (iii) 4.250% senior notes due 2028 (such existing notes, together with the 3.400% senior secured notes due 2027 (unsecured) and 4.625% senior notes due 2027, the “Subject Level 3 Notes” and, together with the Subject Lumen Notes, the “Subject Notes”) for New Level 3 Notes, subject to the terms and conditions specified in Level 3’s private offering memorandum, dated September 3, 2024 (the “Level 3 Offering Memorandum” and, together with the Lumen Offering Memorandum, the “Offering Memoranda”).
Each Exchange Offer will expire at 5:00 p.m., New York City time, on October 1, 2024, unless extended or earlier terminated by the Company or Level 3, as applicable.
On September 24, 2024 (the “Issue Date”), in connection with completing the early settlement of the Exchange Offers (the “Early Settlement Transactions”):

•
Lumen issued approximately $438.3 million aggregate principal amount of New Lumen Notes and paid approximately $13.7 million cash (excluding accrued and unpaid interest payable with respect to the exchanged Subject Notes) in exchange for approximately $490.8 million aggregate principal amount of Subject Lumen Notes, and

•	Level 3 issued approximately $350.0 million aggregate principal amount of New Level 3 Notes in exchange for approximately $357.1 million aggregate principal amount of Subject Level 3 Notes.
The issuances of New Notes in connection with the Early Settlement Transactions were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and the New Notes therefore will be subject to restrictions on transferability and resale. The Exchange Offers are only being made, and the New Notes are only being offered and issued, to Eligible Holders of Subject Notes. An Eligible Holder of Subject Notes is a beneficial owner of Subject Notes that (i) makes the certifications in the eligibility certification that it is a (a) “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or
(b) non-U.S.
person outside the United States (as defined in Rule 902 under the Securities Act) who is a
“non-U.S.
qualified offeree” (as defined in the eligibility letter described in the applicable Offering Memorandum), would not be acquiring New Notes and any cash consideration (as applicable) for the account or benefit of a U.S. person and would be participating in any transaction in accordance with Regulation S under the Securities Act, or (ii) in the case of Canadian residents, also makes the certifications in the Canadian certification that it is (a) an “accredited investor” as defined in section 73.3(1) of the
Securities Act
(Ontario), or National Instrument
45-106
-
Prospectus Exemptions
, as applicable, and (b) a “permitted client” as defined in National Instrument
31-103
- Registration
Requirements, Exemptions and Ongoing Registrant Obligations
.
Additional information about the Exchange Offers is set forth below.

Item 1.01	Entry into a Material Definitive Agreement.
Indentures Relating to the Issuance of the New Notes
In connection with the Early Settlement Transactions, (1) Lumen, as issuer, certain guarantors party thereto, Regions Bank, as trustee, and Bank of America, N.A., as collateral agent, entered into an indenture, dated September 24, 2024 (the “Lumen Indenture”), which governs the terms of the New Lumen Notes issued on such date, and (2) Level 3, as issuer, Level 3 Parent, LLC (“Level 3 Parent”), as a guarantor, certain other guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, and Wilmington Trust, National Association, as collateral agent, entered into an indenture, dated September 24, 2024 (the “Level 3 Indenture” and, together with the Lumen Indenture, the “Indentures” and each, an “Indenture”), which governs the terms of the New Level 3 Notes issued on such date. Capitalized terms used but not defined herein have the meaning ascribed to them in the applicable Indenture.
The New Notes will mature on October 15, 2032. Interest on the New Notes will accrue from the Issue Date and is payable on April 15 and October 15 of each year, beginning on April 15, 2025.
The New Notes are subject to redemption at the option of the Issuer, in whole or in part, at any time or from time to time after the Issue Date at a price equal to 100.0% of the principal amount of the New Notes so redeemed, plus any accrued and unpaid interest thereon to, but not including, the redemption date.
On each interest payment date after the fifth anniversary of the Issue Date, each Issuer is required to redeem for cash at a price equal to 100.0% of the principal amount of the New Notes redeemed on such interest payment date (plus any accrued and unpaid interest) such portion of the New Notes on a pro rata basis necessary to prevent such New Notes from being treated as an “applicable high yield discount obligation” within the meaning of Section 163(i) of the Internal Revenue Code of 1986, as amended, subject to certain exceptions set forth in the applicable Indenture.
Upon the occurrence of certain specified change of control events, the Issuer will, subject to certain limited exceptions, be required to make an offer to repurchase the New Notes at a price in cash equal to 101% of the principal amount of the New Notes so redeemed, plus any accrued and unpaid interest thereon.
The Indentures provide for certain customary events of default, including, among others, the (i) failure to pay principal or premium (if any) or interest (subject to a grace period) on the New Notes when due; (ii) failure of the Issuer and certain other entities to perform specified covenants or agreements continued for 90 days after written notice with respect thereto to the Issuer by the Trustee or the holders of at least 30% of the aggregate principal amount of such New Notes then outstanding; or (iii) occurrence of certain specified defaults, payment of final judgments, bankruptcy proceedings, insolvencies or other events. In addition, subject to the terms and conditions set forth in the Indentures, if certain specified events of default with respect to the New Notes occur and are continuing, either the Trustee or holders of at least 30% of the aggregate principal amount of the New Notes then outstanding may declare the principal of the New Notes to be due and payable immediately.
The Indentures contain certain restrictive covenants, including covenants limiting the incurrence of additional indebtedness, liens and certain corporate transactions. These covenants are subject to a number of important limitations and exceptions.
Additional information regarding each series of New Notes is set forth below.
New Lumen Notes
The New Lumen Notes (i) are contractually subordinated in right of payment to indebtedness of Lumen under its Series A Revolving Facility to the extent set forth in the Lumen Indenture, in an amount limited to the sum of $500,000,000 plus certain specified past due interest, fees or expense thereunder (collectively, the “Lumen Series A Revolver Priority Cap”); (ii) are otherwise senior and unsecured obligations of Lumen, ranking equal in right of payment with all existing and future indebtedness of Lumen that is not expressly subordinated in right of payment to the New Lumen Notes; (iii) are contractually senior in right of payment to all existing and future indebtedness of Lumen that is expressly subordinated in right of payment to the New Lumen Notes; (iv) are effectively subordinated to any obligations of Lumen secured by liens on assets of Lumen, to the extent of the value of such assets; and (v) are effectively subordinated to all liabilities, including trade payables, of Lumen’s subsidiaries that do not guarantee the New Lumen Notes.

The New Lumen Notes will be fully and unconditionally guaranteed, jointly and severally, (i) on a senior secured basis by each Collateral Guarantor and (ii) on a senior unsecured basis by each Unsecured Guarantor, in each case as more fully described in the Lumen Indenture. Each guarantee of the New Lumen Notes (i) will be contractually subordinated in right of payment to indebtedness (whether direct or by way of guarantee) of such guarantor under the Series A Revolving Facility to the extent set forth in the Lumen Indenture, in an amount limited to the Lumen Series A Revolver Priority Cap, (ii) will otherwise be a senior obligation of the applicable guarantor, ranking equal in right of payment with all existing and future indebtedness of the applicable guarantor that is not expressly subordinated in right of payment to the guarantee of such guarantor; (iii) in the case of the Collateral Guarantors, will be secured (in each case, after obtaining all required material authorizations and consents of federal and state governmental authorities) on a first-priority lien basis by certain specified collateral, subject to a shared lien of equal priority with the other first lien obligations of such Collateral Guarantor and subject to other applicable liens permitted by the Lumen Indenture; (iv) in the case of the Collateral Guarantors, will be effectively senior to all existing and future senior unsecured indebtedness of such Collateral Guarantor, in each case to the extent of the value of its collateral securing the guarantee (after giving effect to the sharing of such value with other holders of equal ranking liens on such collateral and other applicable liens on such collateral permitted by the Lumen Indenture); (v) in the case of the Unsecured Guarantors, will be unsecured obligations of such guarantor; (vi) are contractually senior in right of payment to all existing and future indebtedness of such guarantor that is expressly subordinated in right of payment to the guarantee of such guarantor; (vii) will be effectively subordinated to any obligations of such guarantor secured by liens on assets that do not constitute collateral securing its guarantee of the New Lumen Notes, to the extent of the value of such assets; and (viii) will be effectively subordinated to all liabilities of the subsidiaries of such guarantor that are not themselves guarantors of the New Lumen Notes.
New Level 3 Notes
The New Level 3 Notes are (i) senior obligations of Level 3, ranking equal in right of payment with all existing and future indebtedness of Level 3 that is not expressly subordinated in right of payment to the New Level 3 Notes; (ii) secured on a second lien basis by certain specified collateral of Level 3, subject to a shared lien of equal priority with the other second lien obligations of Level 3, and subject to other liens permitted by the Level 3 Indenture and, in certain cases, receipt of necessary regulatory approvals described in the Level 3 Indenture; (iii) effectively subordinated to all existing and future first lien obligations of Level 3 to the extent of the value of the collateral provided by Level 3; (iv) effectively senior to all existing and future senior unsecured indebtedness of Level 3 to the extent of the value of the collateral securing the New Level 3 Notes provided by Level 3 (after giving effect to the subordination of such value to the first lien obligations of Level 3 and sharing of such value with holders of equal ranking liens on such collateral, and subject to other liens permitted by the Level 3 Indenture and, in certain cases, receipt of necessary regulatory approvals); (v) contractually senior in right of payment to all existing and future indebtedness of Level 3 that is expressly subordinated in right of payment to the New Level 3 Notes; (vi) effectively subordinated to any obligations of Level 3 secured by liens on assets of Level 3 that do not constitute collateral securing the New Level 3 Notes, to the extent of the value of such assets; and (vii) effectively subordinated to all liabilities, including trade payables, of Level 3’s subsidiaries that do not guarantee the New Level 3 Notes.
The New Level 3 Notes will be fully and unconditionally guaranteed, jointly and severally, on a second lien secured basis by Level 3 Parent, each Unregulated Guarantor Subsidiary and each other subsidiary that becomes a guarantor pursuant to the terms of the Level 3 Indenture (subject to receipt of the requisite regulatory approvals described in the Level 3 Indenture). Each guarantee of the New Level 3 Notes will be (i) a senior obligation of the applicable guarantor, ranking equal in right of payment with all existing and future indebtedness of the applicable guarantor that is not expressly subordinated in right of payment to the guarantee of such guarantor; (ii) secured on a second lien basis by certain specified collateral, subject to a shared lien of equal priority with the other second lien obligations of such guarantor secured by such collateral, subject to other liens on such collateral permitted by the Level 3 Indenture and, in certain cases, receipt of necessary regulatory approvals; (iii) effectively subordinated to all existing and future first lien obligations of such guarantor to the extent of the value of the collateral securing such first lien obligations; (iv) effectively senior to all existing and future senior unsecured indebtedness of such guarantor to the extent of the value of its collateral securing its guarantee (after giving effect to the subordination of such value to the first lien obligations of such guarantor and sharing of such value with holders of equal ranking liens on such collateral, and subject to other liens permitted by the Level 3 Indenture and, in certain cases, receipt of necessary regulatory approvals); (v) contractually senior in right of payment to all existing and future indebtedness of such guarantor that is expressly subordinated in right of payment to the guarantee of such guarantor; (vi) effectively subordinated to any obligations of such guarantor secured by liens on assets of such guarantor that do not constitute collateral securing its guarantee of the New Level 3 Notes, to the extent of the value of such assets; and (vii) effectively subordinated to all liabilities of the subsidiaries (other than the Issuer) of such guarantor that are not themselves guarantors of the New Level 3 Notes.
The foregoing description of the Indentures and the New Notes does not purport to be complete and is subject to, and qualified in their entirety by, the full text of each Indenture and each form of New Notes, copies of each of which are filed as exhibits to this Current Report on Form
8-K,
and are incorporated by reference herein.
Other Information
In reviewing the documents included as exhibits to this Current Report on Form
8-K,
please note that they are included to provide you with additional information regarding the terms of the Early Settlement Transactions and are not intended to provide any other financial, factual or other information about the Issuers or the other parties thereto. Additional information about Lumen and Level 3 Parent may be found elsewhere in their respective public filings.
Additional information about the Early Settlement Transactions was included in the press release filed as Exhibit 99.1 to the Current Report on Form
8-K
filed by Lumen and Level 3 Parent with the U.S. Securities and Exchange Commission (the “SEC”) on September 17, 2024.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information in Item 1.01 of this Current Report on Form
8-K
is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.
The Subject Notes acquired in connection with the Early Settlement Transactions have been retired and cancelled, resulting in a net reduction of approximately $59.6 million in the aggregate principal amount of Lumen’s consolidated indebtedness, which includes a net reduction of approximately $7.1 million in the aggregate principal amount of Level 3’s consolidated indebtedness.
No Offer or Solicitation
This Current Report on Form
8-K
does not constitute either (i) an offer to sell, or a solicitation of an offer to buy, the New Notes, (ii) an offer to buy, or a solicitation of an offer to sell, the Subject Notes, or (iii) a solicitation to participate in the Exchange Offers, which are being made solely in accordance with the Offering Memoranda. The Offering Memoranda do not constitute an offer of the New Notes, or a solicitation to participate in the Exchange Offers, to any person in any jurisdiction in which it would be unlawful to make such offer or solicitation or the Exchange Offers under applicable securities laws or blue sky laws.
Cautionary Statements Concerning Forward-Looking Statements
Except for historical and factual information, the matters set forth in this Current Report on Form
8-K
identified by words such as “will,” “should,” “expects,” “anticipates,” “believes,” “plans,” “intends,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, and are subject to various uncertainties. Actual events and results may differ materially from those anticipated by us in those statements for several reasons, including those discussed in our filings with the SEC. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

4.1	Indenture, dated September 24, 2024, among Lumen Technologies, Inc., as issuer, certain guarantors party thereto, Regions Bank, as trustee, and Bank of America, N.A., as collateral agent, relating to the New Lumen Notes.

4.2	Indenture, dated September 24, 2024, among Level 3 Financing, Inc., as issuer, Level 3 Parent, LLC, as a guarantor, certain other guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, and Wilmington Trust, National Association, as collateral agent, relating to the New Level 3 Notes.

4.3	Form of New Lumen Notes (included in Exhibit 4.1).

4.4	Form of New Level 3 Notes (included in Exhibit 4.2).

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc., Level 3 Parent, LLC, and Qwest Corporation have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: September 24, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer

LEVEL 3 PARENT, LLC

Dated: September 24, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer

QWEST CORPORATION

Dated: September 24, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer